UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2023

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2023, Armata Pharmaceuticals, Inc. (the “Company”) and Dr. Brian Varnum, the Company’s former Chief Executive Officer, entered into a separation and release agreement (the “Separation Agreement”).

Pursuant to the Separation Agreement, Dr. Varnum is entitled to (i) continued payment of his base salary for twelve (12) months following the date on which his employment with the Company terminated (which occurred on July 10, 2023) (the “Separation Date”) and (ii) subject to his timely election of COBRA coverage and continued enrollment in the Company’s health plan, payment of his and his covered dependents’ monthly COBRA premium cost for up to twelve (12) months following the Separation Date. Additionally, all unvested options held by Dr. Varnum that would have vested had his employment continued through the first anniversary of the Separation Date will vest and become exercisable on the first anniversary of the Separation Date and Dr. Varnum will have until September 30, 2024 (or the expiration date of the applicable option if earlier) to exercise any vested options. Dr. Varnum’s receipt of the foregoing payments and benefits is subject to his compliance with the Separation Agreement, including, without limitation, continued compliance with his existing restrictive covenants and the non-disparagement covenant set forth in the Separation Agreement.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation and Release Agreement, dated July 14, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023	Armata Pharmaceuticals, Inc.

	By:	/s/ Julianne Averill
	Name:	Julianne Averill
	Title:	Chief Financial Officer